Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30,
	2026	2025	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,930	$14,083	$847	6.0%
International Package	5,044	4,485	559	12.5%
Supply Chain Solutions	2,860	2,653	207	7.8%
Total revenue	22,834	21,221	1,613	7.6%
Operating expenses:
U.S. Domestic Package	14,914	13,167	1,747	13.3%
International Package	4,421	3,813	608	15.9%
Supply Chain Solutions	2,569	2,419	150	6.2%
Total operating expenses	21,904	19,399	2,505	12.9%
Operating profit:
U.S. Domestic Package	16	916	(900)	(98.3)%
International Package	623	672	(49)	(7.3)%
Supply Chain Solutions	291	234	57	24.4%
Total operating profit	930	1,822	(892)	(49.0)%
Other income (expense):
Other pension income (expense)	66	38	28	73.7%
Investment income (expense) and other	37	40	(3)	(7.5)%
Interest expense	(272)	(238)	(34)	14.3%
Total other income (expense)	(169)	(160)	(9)	5.6%
Income before income taxes	761	1,662	(901)	(54.2)%
Income tax expense	157	379	(222)	(58.6)%
Net income	$604	$1,283	$(679)	(52.9)%

Net income as a percentage of revenue	2.6%	6.0%
Per share amounts:
Basic earnings per share	$0.71	$1.51	$(0.80)	(53.0)%
Diluted earnings per share	$0.71	$1.51	$(0.80)	(53.0)%
Weighted-average shares outstanding:
Basic	851	847	4	0.5%
Diluted	851	847	4	0.5%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,188	$982	$206	21.0%
International Package	623	682	(59)	(8.7)%
Supply Chain Solutions	291	212	79	37.3%
Total operating profit	2,102	1,876	226	12.0%
Total other income (expense)	$(169)	$(160)	$(9)	5.6%
Income before income taxes	$1,933	$1,716	$217	12.6%
Net income	$1,495	$1,312	$183	13.9%

Basic earnings per share	$1.76	$1.55	$0.21	13.5%
Diluted earnings per share	$1.76	$1.55	$0.21	13.5%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30,
	2026	2025	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,578	$2,293	$285	12.4%
Deferred	1,102	1,024	78	7.6%
Ground	10,908	10,484	424	4.0%
Cargo and Other	342	282	60	21.3%
Total U.S. Domestic Package	14,930	14,083	847	6.0%
International Package:
Domestic	869	830	39	4.7%
Export	3,962	3,484	478	13.7%
Cargo and Other	213	171	42	24.6%
Total International Package	5,044	4,485	559	12.5%
Supply Chain Solutions:
Forwarding	791	732	59	8.1%
Logistics	1,540	1,476	64	4.3%
Other	529	445	84	18.9%
Total Supply Chain Solutions	2,860	2,653	207	7.8%
Consolidated	$22,834	$21,221	$1,613	7.6%

Consolidated volume (in millions)	1,217	1,263	(46)	(3.6)%

Operating weekdays	64	64	—	0.0%
Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,411	1,429	(18)	(1.3)%
Deferred	792	825	(33)	(4.0)%
Ground	13,799	14,299	(500)	(3.5)%
Total U.S. Domestic Package	16,002	16,553	(551)	(3.3)%
International Package:
Domestic	1,394	1,507	(113)	(7.5)%
Export	1,610	1,681	(71)	(4.2)%
Total International Package	3,004	3,188	(184)	(5.8)%
Consolidated	19,006	19,741	(735)	(3.7)%
Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$28.55	$25.07	$3.48	13.9%
Deferred	21.74	19.39	2.35	12.1%
Ground	12.35	11.46	0.89	7.8%
Total U.S. Domestic Package	14.24	13.03	1.21	9.3%
International Package:
Domestic	9.74	8.61	1.13	13.1%
Export	38.45	32.38	6.07	18.7%
Total International Package	25.13	21.14	3.99	18.9%
Consolidated	$15.96	$14.34	$1.62	11.3%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30,
	2026	2025	Change	% Change
(in millions)
Compensation and benefits	$12,654	$11,626	$1,028	8.8%
Repairs and maintenance	789	755	34	4.5%
Depreciation and amortization	980	936	44	4.7%
Purchased transportation	3,187	2,522	665	26.4%
Fuel	1,697	1,058	639	60.4%
Other occupancy	557	544	13	2.4%
Other expenses	2,040	1,958	82	4.2%
Total operating expenses	$21,904	$19,399	$2,505	12.9%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30,
	2026	2025	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$29,055	$28,543	$512	1.8%
International Package	9,584	8,858	726	8.2%
Supply Chain Solutions	5,397	5,366	31	0.6%
Total revenue	44,036	42,767	1,269	3.0%
Operating expenses:
U.S. Domestic Package	28,524	26,648	1,876	7.0%
International Package	8,414	7,545	869	11.5%
Supply Chain Solutions	4,901	5,086	(185)	(3.6)%
Total operating expenses	41,839	39,279	2,560	6.5%
Operating profit:
U.S. Domestic Package	531	1,895	(1,364)	(72.0)%
International Package	1,170	1,313	(143)	(10.9)%
Supply Chain Solutions	496	280	216	77.1%
Total operating profit	2,197	3,488	(1,291)	(37.0)%
Other income (expense):
Other pension income (expense)	133	75	58	77.3%
Investment income (expense) and other	93	82	11	13.4%
Interest expense	(538)	(460)	(78)	17.0%
Total other income (expense)	(312)	(303)	(9)	3.0%
Income before income taxes	1,885	3,185	(1,300)	(40.8)%
Income tax expense	417	715	(298)	(41.7)%
Net income	$1,468	$2,470	$(1,002)	(40.6)%

Net income as a percentage of revenue	3.3%	5.8%
Per share amounts:
Basic earnings per share	$1.73	$2.91	$(1.18)	(40.5)%
Diluted earnings per share	$1.73	$2.91	$(1.18)	(40.5)%
Weighted-average shares outstanding:
Basic	850	849	1	0.1%
Diluted	851	849	2	0.2%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,753	$1,993	$(240)	(12.0)%
International Package	1,174	1,336	(162)	(12.1)%
Supply Chain Solutions	497	310	187	60.3%
Total operating profit	3,424	3,639	(215)	(5.9)%
Total other income (expense)	$(312)	$(284)	$(28)	9.9%
Income before income taxes	$3,112	$3,355	$(243)	(7.2)%
Net income	$2,401	$2,582	$(181)	(7.0)%

Basic earnings per share	$2.82	$3.04	$(0.22)	(7.2)%
Diluted earnings per share	$2.82	$3.04	$(0.22)	(7.2)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30,
	2026	2025	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,932	$4,654	$278	6.0%
Deferred	2,147	2,073	74	3.6%
Ground	21,346	21,193	153	0.7%
Cargo and Other	630	623	7	1.1%
Total U.S. Domestic Package	29,055	28,543	512	1.8%
International Package:
Domestic	1,704	1,601	103	6.4%
Export	7,510	6,928	582	8.4%
Cargo and Other	370	329	41	12.5%
Total International Package	9,584	8,858	726	8.2%
Supply Chain Solutions:
Forwarding	1,447	1,458	(11)	(0.8)%
Logistics	2,949	3,048	(99)	(3.2)%
Other	1,001	860	141	16.4%
Total Supply Chain Solutions	5,397	5,366	31	0.6%
Consolidated	$44,036	$42,767	$1,269	3.0%

Consolidated volume (in millions)	2,406	2,552	(146)	(5.7)%

Operating weekdays	126	126	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,389	1,474	(85)	(5.8)%
Deferred	798	845	(47)	(5.6)%
Ground	13,833	14,672	(839)	(5.7)%
Total U.S. Domestic Package	16,020	16,991	(971)	(5.7)%
International Package:
Domestic	1,432	1,541	(109)	(7.1)%
Export	1,641	1,725	(84)	(4.9)%
Total International Package	3,073	3,266	(193)	(5.9)%
Consolidated	19,093	20,257	(1,164)	(5.7)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$28.18	$25.06	$3.12	12.5%
Deferred	21.35	19.47	1.88	9.7%
Ground	12.25	11.46	0.79	6.9%
Total U.S. Domestic Package	14.08	13.04	1.04	8.0%
International Package:
Domestic	9.44	8.25	1.19	14.4%
Export	36.32	31.87	4.45	14.0%
Total International Package	23.80	20.73	3.07	14.8%
Consolidated	$15.65	$14.28	$1.37	9.6%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30,
	2026	2025	Change	% Change
(in millions)
Compensation and benefits	$24,199	$23,453	$746	3.2%
Repairs and maintenance	1,581	1,487	94	6.3%
Depreciation and amortization	1,965	1,848	117	6.3%
Purchased transportation	5,951	5,252	699	13.3%
Fuel	2,780	2,116	664	31.4%
Other occupancy	1,231	1,151	80	7.0%
Other expenses	4,132	3,972	160	4.0%
Total operating expenses	$41,839	$39,279	$2,560	6.5%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
June 30, 2026 (unaudited) and December 31, 2025 (amounts in millions)

	June 30, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$4,653	$5,887
Accounts receivable, Net	10,710	11,209
Other current assets	2,182	1,949
Total Current Assets	17,545	19,045
Property, Plant and Equipment, Net	37,894	37,731
Operating Lease Right-Of-Use Assets	4,016	4,263
Goodwill	5,770	5,837
Intangible Assets, Net	3,954	4,021
Deferred Income Tax Assets	155	140
Other Non-Current Assets	1,933	2,053
Total Assets	$71,267	$73,090

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt and finance leases	$634	$608
Current maturities of operating leases	729	763
Accounts payable	5,976	6,633
Accrued wages and withholdings	3,383	3,715
Self-insurance reserves	1,123	1,137
Accrued group welfare and retirement plan contributions	1,073	1,389
Other current liabilities	1,963	1,375
Total Current Liabilities	14,881	15,620
Long-Term Debt and Finance Leases	23,850	23,519
Non-Current Operating Leases	3,460	3,700
Pension and Postretirement Benefit Obligations	6,341	6,567
Deferred Income Tax Liabilities	3,882	3,690
Other Non-Current Liabilities	3,754	3,739

Shareowners' Equity:
Class A common stock	1	1
Class B common stock	8	8
Additional paid-in capital	482	275
Retained earnings	18,830	20,151
Accumulated other comprehensive loss	(4,254)	(4,208)
Deferred compensation obligations	3	5
Less: Treasury stock	(3)	(5)
Total Equity for Controlling Interests	15,067	16,227
Noncontrolling interests	32	28
Total Shareowners' Equity	15,099	16,255
Total Liabilities and Shareowners' Equity	$71,267	$73,090

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(In millions, unaudited)

	Six Months Ended
	June 30,
	2026	2025
Cash Flows From Operating Activities:
Net income	$1,468	$2,470
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,965	1,848
Pension and postretirement benefit expense	429	514
Pension and postretirement benefit contributions	(581)	(921)
Self-insurance reserves	105	169
Deferred tax (benefit) expense	144	(84)
Stock compensation expense	58	16
Other (gains) losses	90	64
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	330	540
Other assets	(272)	(140)
Accounts payable	(302)	(442)
Accrued wages and withholdings	(306)	(447)
Other liabilities	(44)	(909)
Other operating activities	(1)	(12)
Net cash from operating activities	3,083	2,666
Cash Flows From Investing Activities:
Capital expenditures	(1,724)	(1,999)
Proceeds from disposal of businesses, property, plant and equipment	198	91
Purchases of marketable securities	—	(90)
Sales and maturities of marketable securities	—	205
Acquisitions, net of cash acquired	—	(479)
Other investing activities	16	(6)
Net cash used in investing activities	(1,510)	(2,278)
Cash Flows From Financing Activities:
Proceeds from long-term borrowings	—	4,153
Repayments of long-term borrowings	(85)	(1,062)
Purchases of common stock	—	(1,000)
Issuances of common stock	60	102
Dividends	(2,708)	(2,697)
Other financing activities	(24)	(15)
Net cash used in financing activities	(2,757)	(519)
Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(50)	213
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(1,234)	82
Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,887	6,112
End of period	$4,653	$6,194
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(In millions, unaudited)

	Six Months Ended
	June 30,
	2026	2025
Cash flows from operating activities	$3,083	$2,666
Capital expenditures	(1,724)	(1,999)
Proceeds from disposals of property, plant and equipment	198	91
Other investing activities	16	(16)
Free Cash Flow (Non-GAAP measure)	$1,573	$742
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
June 30,
(amounts in millions)	2026	2025		2026	2025
Operating Profit (GAAP)	$930	$1,822	Operating Margin (GAAP)	4.1%	8.6%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	(3)	Transformation 2.0	—	—%

Fit to Serve	—	9	Fit to Serve	—%	—%

Network Reconfiguration and Efficiency Reimagined	1,172	68	Network Reconfiguration and Efficiency Reimagined	5.1%	0.3%

Total Transformation Strategy Costs	1,172	74	Total Transformation Strategy Costs	5.1%	0.3%

Loss (Gain) on Divestiture (1)	—	(20)	Loss (Gain) on Divestiture (1)	—%	(0.1)%

Non-GAAP Adjusted Operating Profit	$2,102	$1,876	Non-GAAP Adjusted Operating Margin	9.2%	8.8%
(1) Reflects pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
June 30,
(amounts in millions)	2026	2025		2026	2025
Income Before Income Taxes (GAAP)	$761	$1,662	Income Tax Expense (GAAP)	$157	$379

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	(3)	Transformation 2.0	—	(1)

Fit to Serve	—	9	Fit to Serve	—	2

Network Reconfiguration and Efficiency Reimagined	1,172	68	Network Reconfiguration and Efficiency Reimagined	281	16

Total Transformation Strategy Costs	1,172	74	Total Transformation Strategy Costs	281	17

Loss (Gain) on Divestiture (1)	—	(20)	Loss (Gain) on Divestiture (1)	—	(5)
			Reversal of Income Tax Valuation Allowance (2)	—	13

Non-GAAP Adjusted Income Before Income Taxes	$1,933	$1,716	Non-GAAP Adjusted Income Tax Expense	$438	$404
(1) Reflects pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions in 2025.
(2) Reflects the partial reversal of an income tax valuation allowance in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
June 30,
(amounts in millions)	2026	2025		2026	2025
Net Income (GAAP)	$604	$1,283	Diluted Earnings Per Share (GAAP)	$0.71	$1.51

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	(2)	Transformation 2.0	—	—

Fit to Serve	—	7	Fit to Serve	—	0.01

Network Reconfiguration and Efficiency Reimagined	891	52	Network Reconfiguration and Efficiency Reimagined	1.05	0.07

Total Transformation Strategy Costs	891	57	Total Transformation Strategy Costs	1.05	0.08

Loss (Gain) on Divestiture (1)	—	(15)	Loss (Gain) on Divestiture (1)	—	(0.02)
Reversal of Income Tax Valuation Allowance (2)	—	(13)	Reversal of Income Tax Valuation Allowance (2)	—	(0.02)

Non-GAAP Adjusted Net Income	$1,495	$1,312	Non-GAAP Adjusted Diluted Earnings Per Share	$1.76	$1.55
(1) Reflects pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions in 2025.
(2) Reflects the partial reversal of an income tax valuation allowance in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
June 30,
	2026	2025		2026	2025		2026	2025
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$14,914	$13,167	13.3%	$16	$916	(98.3)%	0.1%	6.5%

Adjusted for:
Transformation Strategy Costs	(1,172)	(66)		1,172	66		7.9%	0.5%

Non-GAAP Adjusted Measure	$13,742	$13,101	4.9%	$1,188	$982	21.0%	8.0%	7.0%

	2026	2025		2026	2025		2026	2025
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$4,421	$3,813	15.9%	$623	$672	(7.3)%	12.4%	15.0%

Adjusted for:
Transformation Strategy Costs	—	(10)		—	10		—%	0.2%

Non-GAAP Adjusted Measure	$4,421	$3,803	16.3%	$623	$682	(8.7)%	12.4%	15.2%

	2026	2025		2026	2025		2026	2025
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$2,569	$2,419	6.2%	$291	$234	24.4%	10.2%	8.8%

Adjusted for:
Transformation Strategy Costs	—	2		—	(2)		—%	(0.1)%
Loss (Gain) on Divestiture	—	20		—	(20)		—%	(0.7)%

Non-GAAP Adjusted Measure	$2,569	$2,441	5.2%	$291	$212	37.3%	10.2%	8.0%

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	June 30,
	2026	2025	% Change
Operating Days	64	64
Average Daily U.S. Domestic Package Volume (in thousands)	16,002	16,553
U.S. Domestic Package Cost Per Piece (GAAP)	$14.23	$12.18	16.8%

Transformation Strategy Costs	(1.14)	(0.06)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$13.09	$12.12	8.0%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30,
(amounts in millions)	2026	2025		2026	2025
Operating Profit (GAAP)	$2,197	$3,488	Operating Margin (GAAP)	5.0%	8.2%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	13	Transformation 2.0	—%	—%

Fit to Serve	—	28	Fit to Serve	—%	0.1%

Network Reconfiguration and Efficiency Reimagined	1,227	91	Network Reconfiguration and Efficiency Reimagined	2.8%	0.2%

Total Transformation Strategy Costs	1,227	132	Total Transformation Strategy Costs	2.8%	0.3%

Loss (Gain) on Divestiture (1)	—	19	Loss (Gain) on Divestiture (1)	—%	—%

Non-GAAP Adjusted Operating Profit	$3,424	$3,639	Non-GAAP Adjusted Operating Margin	7.8%	8.5%
(1) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30,
(amounts in millions)	2026	2025	(amounts in millions)	2026	2025
Other Income (Expense) (GAAP)	$(312)	$(303)	Income Before Income Taxes (GAAP)	$1,885	$3,185

Goodwill and Asset Impairment Charges (2)	—	19	Transformation Strategy Costs:
			Transformation 2.0	—	13
Non-GAAP Adjusted Other Income (Expense)	$(312)	$(284)
			Fit to Serve	—	28

			Network Reconfiguration and Efficiency Reimagined	1,227	91

			Total Transformation Strategy Costs	1,227	132

			Loss (Gain) on Divestiture (1)	—	19
			Goodwill and Asset Impairment Charges (2)	—	19

			Non-GAAP Adjusted Income Before Income Taxes	$3,112	$3,355
(1) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions in 2025.
(2) Reflects the write-down of an equity investment in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30,
(amounts in millions)	2026	2025
Income Tax Expense (GAAP)	$417	$715

Transformation Strategy Costs:
Transformation 2.0	—	3

Fit to Serve	—	6

Network Reconfiguration and Efficiency Reimagined	294	22

Total Transformation Strategy Costs	294	31

Loss (Gain) on Divestiture (1)	—	4
Reversal of Income Tax Valuation Allowance (3)	—	23

Non-GAAP Adjusted Income Tax Expense	$711	$773
(1) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions in 2025.
(3) Reflects the partial reversal of an income tax valuation allowance in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30,
(amounts in millions)	2026	2025		2026	2025
Net Income (GAAP)	$1,468	$2,470	Diluted Earnings Per Share (GAAP)	$1.73	$2.91
Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	10	Transformation 2.0	—	0.01

Fit to Serve	—	22	Fit to Serve	—	0.03

Network Reconfiguration and Efficiency Reimagined	933	69	Network Reconfiguration and Efficiency Reimagined	1.09	0.08

Total Transformation Strategy Costs	933	101	Total Transformation Strategy Costs	1.09	0.12

Loss (Gain) on Divestiture (1)	—	15	Loss (Gain) on Divestiture (1)	—	0.02
Goodwill and Asset Impairment Charges (2)	—	19	Goodwill and Asset Impairment Charges (2)	—	0.02
Reversal of Income Tax Valuation Allowance (3)	—	(23)	Reversal of Income Tax Valuation Allowance (3)	—	(0.03)

Non-GAAP Adjusted Net Income	$2,401	$2,582	Non-GAAP Adjusted Diluted Earnings Per Share	$2.82	$3.04
(1) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions in 2025.
(2) Reflects the write-down of an equity investment in 2025.
(3) Reflects the partial reversal of an income tax valuation allowance in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Six Months Ended
June 30,
	2026	2025		2026	2025		2026	2025
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$28,524	$26,648	7.0%	$531	$1,895	(72.0)%	1.8%	6.6%
Adjusted for:
Transformation Strategy Costs	(1,222)	(98)		1,222	98		4.2%	0.4%

Non-GAAP Adjusted Measure	$27,302	$26,550	2.8%	$1,753	$1,993	(12.0)%	6.0%	7.0%

	2026	2025		2026	2025		2026	2025
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$8,414	$7,545	11.5%	$1,170	$1,313	(10.9)%	12.2%	14.8%
Adjusted for:
Transformation Strategy Costs	(4)	(23)		4	23		—%	0.3%

Non-GAAP Adjusted Measure	$8,410	$7,522	11.8%	$1,174	$1,336	(12.1)%	12.2%	15.1%

	2026	2025		2026	2025		2026	2025
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$4,901	$5,086	(3.6)%	$496	$280	77.1%	9.2%	5.2%
Adjusted for:
Transformation Strategy Costs	(1)	(11)		1	11		—%	0.2%
Loss (Gain) on Divestiture	—	(19)		—	19			0.4%

Non-GAAP Adjusted Measure	$4,900	$5,056	(3.1)%	$497	$310	60.3%	9.2%	5.8%

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Six Months Ended
	June 30,
	2026	2025	% Change
Operating Days	126	126
Average Daily U.S. Domestic Package Volume (in thousands)	16,020	16,991
U.S. Domestic Package Cost Per Piece (GAAP)	$13.82	$12.20	13.3%

Transformation Strategy Costs	(0.61)	(0.05)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$13.21	$12.15	8.7%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of June 30, 2026
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option

Boeing 757-200	75	—	—	—
Boeing 767-300	94	—	13	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	213	—	—
Total	274	213	13	—

Certain amounts are calculated based on unrounded numbers.